UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	814-00736 (Commission File Number)	20-8250744 (IRS Employer Identification Number)

1691 Michigan Avenue, Miami Beach, Florida (Address of Principal Executive Offices)	33319 (Zip Code)

(786) 297-9500 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	PNNT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 11, 2025, PennantPark Investment Corporation (the "Company") entered into the seventh amendment (the "Amendment") to its Second Amended and Restated Senior Revolving Credit Agreement, dated as of June 25, 2014, by and between the Company as borrower, the lenders party thereto, Truist Bank as administrative agent, and JPMorgan Chase Bank, N.A. as syndication agent (the “Credit Facility”). The Amendment, among other things: (i) extends the revolving period to 2029; (ii) extends the maturity date from July 29, 2027 to December 11, 2030 (iii) reduces the spread by 0.25% from Term SOFR plus 235 to Term SOFR plus 210 and (iv) increases the total commitments under the Credit Facility Agreement by $35 million to $535 million.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 7.01. Regulation FD Disclosure

On December 15, 2025, the Company issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein.

The information in this report on the Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this report on Form 8-K shall not be deemed incorporated by reference in any filing under the Section Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports PennantPark Investment Corporation files under the Exchange Act. All statements other than statements of historical facts included in this report on Form 8-K are forward-looking statements and are not guarantees of future performance or results, and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Investment Corporation undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

PennantPark Investment Corporation may use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from its historical experience and present expectations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1*

Seventh Amendment to Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of December 11, 2025, by and among the Company, the lenders party thereto, Truist Bank as administrative agent, and JPMorgan Chase Bank, N.A. as syndication agent.

99.1	Press Release of PennantPark Investment Corporation dated December 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2025	PENNANTPARK INVESTMENT CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr.
Chief Financial Officer & Treasurer